EX99.B(d)(1)(ii)


                        FEE AND EXPENSE AGREEMENT BETWEEN
                           WELLS FARGO FUNDS TRUST AND
                             WELLS FARGO BANK, N.A.



              THIS AGREEMENT is made as of this 8th day of November, 1999 by and among Wells Fargo Funds Trust ("Funds Trust") and Wells Fargo Core Trust (collectively as the "Trusts"), Delaware business trusts, for itself and on behalf of their series listed on Schedule A and Schedule B respectively, attached hereto (individually referred to as the "Fund" or collectively referred to as the "Funds", ), and Wells Fargo Bank, N.A., a banking association organized under the laws of the United States.

              WHEREAS, each Trust is an open-end investment company registered under the Investment Company Act of 1940;

              WHEREAS,   Wells  Fargo  Bank,  N.A.  (the  Advisor")   serves  as
investment adviser and/or administrator to each of the series of the Trusts pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and an Administration Agreement ("Administration Agreement"); and

              NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

              1. Limitation of Total Operating Expense Ratios--Investment Advisory, Administration Fee Ratios and Other Expenses. The parties hereby agree that the Advisor shall waive any advisory fees payable to it under the Investment Advisory Agreements, waive any administration fees payable to it under the Administration Agreements, or reimburse other expenses of the funds to the extent necessary to not exceed the total operating expense ratios ("Capped Operating Expense Ratios") for each fund of Funds Trust, as set forth in Schedule A attached hereto.

              2. Duration of the Agreement. The parties agree that Wells Fargo will maintain the Capped Operating Expense Rations for each Funds Trust Fund listed in Schedule A, except for the Asset Allocation and Equity Income Funds, for a period of one year from the closing of the reorganization of the Wells Fargo and Norwest Advantage Fund families ("Absolute Waiver Period"). For the Asset Allocation and Equity Income Funds, that the Absolute Waiver Period will be two years from the closing of the Reorganization. After the Absolute Waiver Period has ended for each Fund, the parties agree that the Capped Operating Expense Ratios for each listed Funds Trust Fund may be increased only with the approval of the Board of Trustees of the Funds Trust.

              4. Entire Agreement; Modification; Amendment. This Agreement constitutes the entire agreement of the parties with respect to its subject matter. Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the enforceability of any such other provision or agreement. In addition, each provision herein shall be treated as separate and independent with respect to each fund of the Trust. No modification or amendment of this Agreement shall be binding unless in writing and executed by the Adviser and the appropriate Trust(s).

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date above first written.


 WELLS FARGO FUNDS TRUST, for itself and on behalf of its WELLS FARGO BANK, N.A.
                                     series listed on Schedule A attached hereto

                                                    By /s/ Richard H. Blank, Jr.
                                   Richard H. Blank, Jr. By /s/ Michael J. Hogan
                                            Assistant Secretary Michael J. Hogan
                                                        Executive Vice President


                         WELLS FARGO CORE TRUST, for itself and on behalf of the
                                 its series listed on Schedule B attached hereto
                                                   By /s/ Elizabeth A. Gottfried
                                                      --------------------------
                                                          Elizabeth A. Gottfried
                                     By /s/ Richard H. Blank, Jr. Vice President
                                                           Richard H. Blank, Jr.
                                                             Assistant Secretary

                                   SCHEDULE A

                             WELLS FARGO FUNDS TRUST
                       CAPPED OPERATING EXPENSE RATIOS FOR
                      AN ABSOLUTE WAIVER PERIOD OF ONE YEAR
                       FROM CLOSING OF THE REORGANIZATION

--------------------------------------------------------------------- ----------------------------------
NAME OF FUND                                                          CAPPED OPERATING
                                                                      EXPENSE RATIO
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Aggressive Balanced-Equity
         Class I                                                      1.00%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Arizona Tax-Free
         Class A                                                      0.77%
         Class B                                                      1.52%
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Asset Allocation
         Class A                                                      0.99%
         Class B                                                      1.74%
         Class C                                                      1.74%
         Class I                                                      1.00%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
California Tax-Free
         Class A                                                      0.77%
         Class B                                                      1.52%
         Class C                                                      1.52%
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
California Tax-Free Income
         Class A                                                      0.75%
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
California Tax-Free Money Market
         Class A                                                      0.65%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
California Tax-Free Money Market Trust                                0.20%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Cash Investment Money Market Fund
         Class Service/Admin.                                         0.48%
         Class I                                                      0.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Colorado Tax-Free
         Class A                                                      0.60%
         Class B                                                      1.35%
         Class I                                                      0.60%



--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Corporate Bond Fund
         Class A                                                      1.00%
         Class B                                                      1.75%
         Class C                                                      1.75%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Disciplined Growth                                                    1.00%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Diversified Bond
         Class I                                                      0.70%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Diversified Equity Fund
         Class A                                                      1.00%
         Class B                                                      1.75%
         Class C                                                      1.75%
         Class I                                                      1.00%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Diversified Small Cap
         Class A                                                      1.40%
         Class B                                                      2.15%
         Class I                                                      1.20%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Equity Income
         Class A                                                      1.10%
         Class B                                                      1.85%
         Class C                                                      1.85%
         Class I                                                      0.85%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Equity Index
         Class A                                                      0.71%
         Class B                                                      1.46%
         Class O                                                      0.50%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Equity Value
         Class A                                                      1.18%
         Class B                                                      1.93%
         Class C                                                      1.93%
         Class I                                                      1.00%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Government Money Market
         Class A                                                      0.75%
         Class Service                                                0.50%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Growth
         Class A                                                      1.12%
         Class B                                                      1.87%
         Class I                                                      0.75%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Growth Balanced
         Class A                                                      1.15%
         Class B                                                      1.90%
         Class C                                                      1.90%
         Class I                                                      0.93%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Growth Equity
         Class A                                                      1.50%
         Class B                                                      2.25%
         Class C                                                      2.25%
         Class I                                                      1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Income
         Class A                                                      1.00%
         Class B                                                      1.75%
         Class I                                                      0.75%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Income Plus
         Class A                                                      1.10%
         Class B                                                      1.85%
         Class C                                                      1.85%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Index
         Class I                                                      0.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Index Allocation
         Class A                                                      1.30%
         Class B                                                      2.05%
         Class C                                                      2.05%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Intermediate Government Income
         Class A                                                      0.96%
         Class B                                                      1.71%
         Class C                                                      1.71%
         Class I                                                      0.68%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
International
         Class A                                                      1.75%
         Class B                                                      2.50%
         Class I                                                      1.50%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
International Equity
         Class A                                                      1.75%
         Class B                                                      2.50%
         Class C                                                      2.50%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Large Company Growth
         Class A                                                      1.20%
         Class B                                                      1.75%
         Class I                                                      1.00%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Lifepath Opportunity
         Class A                                                      1.30%
         Class B                                                      1.80%
         Class C                                                      1.80%

--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Lifepath 2010
         Class A                                                      1.30%
         Class B                                                      1.80%
         Class C                                                      1.80%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Lifepath 2020
         Class A                                                      1.30%
         Class B                                                      1.80%
         Class C                                                      1.80%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Lifepath 2030
         Class A                                                      1.30%
         Class B                                                      1.80%
         Class C                                                      1.80%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Lifepath 2040
         Class A                                                      1.30%
         Class B                                                      1.80%
         Class C                                                      1.80%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Limited Term Government Income
         Class A                                                      0.96%
         Class B                                                      1.71%
         Class I                                                      0.68%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Minnesota Intermediate  Tax-Free
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Minnesota Tax-Free
         Class A                                                      0.60%
         Class B                                                      1.35%
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Moderate Balanced
         Class I                                                      0.88%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Money Market Fund
         Class A                                                      0.76%
         Class S/B                                                    1.51%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Money Market Trust                                                    0.20%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
National Tax-Free
         Class A                                                      0.80%
         Class B                                                      1.55%
         Class C                                                      1.55%
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
National Limited Term Tax-Free
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
National Tax-Free Money Market
         Class A                                                      0.65%


--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
National Tax-Free Institutional Money Market
         Class Service                                                0.45%
         Class I                                                      0.30%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
National Tax-Free Money Market Trust                                  0.20%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Oregon Tax-Free
         Class A                                                      0.77%
         Class B                                                      1.52%
         Class I                                                      0.60%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Overland Express Sweep Fund                                           1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Prime Investment Money Market
         Class Service                                                0.55%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Small Cap Opportunities
         Class A                                                      1.40%
         Class B                                                      2.15%
         Class I                                                      1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Small Cap Growth
         Class A                                                      1.29%
         Class B                                                      2.04%
         Class C                                                      2.04%
         Class I                                                      1.20%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Small Cap Value
         Class I                                                      1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Small Company Growth
         Class I                                                      1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Stable Income
         Class A                                                      0.90%
         Class B                                                      1.65%
         Class I                                                      0.65%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Strategic Income
         Class I                                                      0.80%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Treasury Plus Money Market
         Class A                                                      0.65%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Treasury Plus Institutional Money Market
         Class Service                                                0.46%
         Class I                                                      0.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Variable Rate Government
         Class A                                                      0.78%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Wealthbuilder Growth                                                  1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Wealthbuilder Growth & Income                                         1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
Wealthbuilder Growth Balanced                                         1.25%
--------------------------------------------------------------------- ----------------------------------
--------------------------------------------------------------------- ----------------------------------
100% Treasury Money Market
         Service Class                                                0.46%
--------------------------------------------------------------------- ----------------------------------